POWER OF ATTORNEY

     Know all by these presents that the undersigned hereby constitutes and appoints Jared DeMatteis as the undersigned's true and lawful primary attorney-
in-fact and Jane Wang as the undersigned's secondary attorney-in-fact to:

     (1) execute for and on behalf of the undersigned, in the undersigned's capacity as a beneficial owner of WeWork, Inc. (the "Company"), Forms
         3, 4, and 5 in accordance with Section 16(a) of the Securities Exchange
         Act of 1934 and the rules thereunder;

     (2) do and perform any and all acts for and on behalf of the undersigned which may be necessary or desirable to complete and execute any such
         Form 3, 4, or 5, complete and execute any amendment or amendments thereto, and timely file such form with the U.S. Securities and
         Exchange Commission (the "SEC") and any securities exchange or similar authority; and

     (3) take any other action of any type whatsoever in connection with the foregoing which, in the opinion of such attorney-in-fact, may be of benefit to, in the best interest of, or legally required by, the undersigned, it being understood that the documents executed by such attorney-in-fact on behalf of the undersigned pursuant to this Power of Attorney shall be in such form and shall contain such terms and conditions as such attorney-in-fact may approve in such attorney-in-
         fact's discretion.

     The undersigned hereby grants to the attorney-in-fact full power and authority to do and perform any and every act and thing whatsoever requisite, necessary, or proper to be done in the exercise of any of the rights and powers herein granted, as fully to all intents and purposes as the undersigned might or could do if personally present, with full power of substitution or revocation, hereby ratifying and confirming all that such attorney-in-fact, or such attorney-in-fact's substitute or substitutes, shall lawfully do or cause to be done by virtue of this power of attorney and the rights and powers herein granted. The undersigned also ratifies hereby any action previously taken by the attorney-in-fact that would have been authorized by this power of attorney if it has been in effect at the time such action was taken. The undersigned acknowledges that the foregoing attorney-in-fact, in serving in such capacity at the request of the undersigned, is not assuming, nor is the Company assuming, any of the undersigned's responsibilities to comply with Section 16 of the
Securities Exchange Act of 1934. The primary and secondary attorneys-in-fact may act separately.

     This Power of Attorney shall remain in full force and effect until the undersigned is no longer required to file Forms 3, 4, and 5 with respect to the undersigned's holdings of and transactions in securities issued by the Company, unless earlier revoked by the undersigned in a signed writing delivered to the foregoing attorney-in-fact.

     IN WI1NESS WHEREOF, the undersigned has caused this Power of Attorney to be executed as of this 26 day of Jan 2023.

                                                Name: /s/ David Tolley
                                                ----------------------
                                                      David Tolley

                           SEC Signature Attestation

Whereas, The undersigned is or may become a signatory to certain documents ("SEC
Filings") that are filed electronically with the U.S. Securities and Exchange
Commission (the "SEC");

Whereas, in accordance with Rule 302(a) of Regulation S-T, required signatures to electronic submissions made to the SEC must be typed;

Whereas, pursuant to Rule 302(b)(l) of Regulation S-T, each signatory to an electronic filing must manually or electronically sign a signature page or other document authenticating, acknowledging, or otherwise adopting his or her signature that appears in typed form within the electronic filing
("authentication document'');

Whereas, pursuant to Rule 302(b)(2) of Regulation S-T, before a signatory may electronically sign an authentication document, such signatory must manually sign a document making the attestation set forth below; and Whereas, the undersigned desires to sign authentication documents electronically;

Now, Therefore, The Undersigned Hereby Attests That:

1.    When using electronic signatures for purposes of signing authentication documents, the undersigned agrees that the use of such electronic signature constitutes the legal equivalent of the undersigned's manual signature for purposes of authenticating the signature to any SEC Filing for which it is provided.

2.    The undersigned will retain this attestation for as long as the undersigned may use an electronic signature to sign an authentication document pursuant to Rule 302 of Regulation S-T and for a period of seven years after the date of the most recent electronically signed authentication document.

     /s/ David Tolley
     ----------------
NAME David Tolley

Date: 01/26/2023